Exhibit 32.0

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

I, Charles F. Finn, President and Chief Executive Officer, and Michael C. Anderson, Executive Vice President and Chief Financial Officer, of Wayne Savings Bancshares, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Annual Report on Form 10-K of the Company for the year ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 28, 2004                     By: /s/ Charles F. Finn
                                            ------------------------------------
                                            Charles F. Finn, President and
                                            Chief Executive Officer


Date: June 28, 2004                     By: /s/ Michael C. Anderson
                                            ------------------------------------
                                            Michael C. Anderson, Executive Vice
                                            President and Chief Financial
                                            Officer

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Wayne Savings Bancshares, Inc. and will be retained by Wayne Savings Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.